                                                  Exhibit 99.5
-------------------------------------------------------------------------------
                                                  Monthly Operating Report

  -----------------------------------
  CASE NAME:  KITTY HAWK CARGO, INC.               ACCRUAL BASIS
  -----------------------------------

  -----------------------------------
  CASE NUMBER:  400-42145-BJH-11              02/13/95, RWD, 2/96
  -----------------------------------

  -----------------------------------
  JUDGE:  BARBARA J. HOUSER
  -----------------------------------

                     UNITED STATES BANKRUPTCY COURT

                       NORTHERN DISTRICT OF TEXAS

                             SIXTH DIVISION

                        MONTHLY OPERATING REPORT

                      MONTH ENDING: APRIL 30, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE  PARTY:


  /s/ Drew Keith                                        CHIEF FINANCIAL OFFICER
  ----------------------------------------------        ----------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

  DREW KEITH                                                 5/17/01
  ----------------------------------------------        ----------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                               DATE

  PREPARER:

  /s/ Kevin K. Craig                                    CONTROLLER, KITTY HAWK INC.
  ----------------------------------------------        ----------------------------
  ORIGINAL SIGNATURE OF PREPARER                                  TITLE

  KEVIN K. CRAIG                                             5/17/01
  ----------------------------------------------        ----------------------------
  PRINTED NAME OF PREPARER                                        DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

---------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                              ACCRUAL BASIS-1
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
---------------------------------------

-------------------------------------------------------------------------------

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULE               MONTH         MONTH         MONTH
                                                                                   --------------------------------------------
ASSETS                                                               AMOUNT              APRIL, 2001
-------------------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                                                                   $     6,923         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                                                     $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                                                    $          0          $     6,923         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                                     $ 41,314,895          $23,072,495         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                                                                           $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                                                    $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                              $     35,445          $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                                           $102,257,281          $29,684,428         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                                          $143,607,621          $52,763,846         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                                   $  2,455,211          $ 4,698,156         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                                                            $ 2,652,328         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                                                     $  2,455,211          $ 2,045,828         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                                                   $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET  OF
     AMORTIZATION (ATTACH LIST)                                                          $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                                                 $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                                                  $146,062,832          $54,809,674         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                                                    $   921,963         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                                                       $   597,995         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                                                       $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                                                   $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                                                        $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                                                 ($6,743,866)        $0             $0
-------------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                                                         ($5,223,908)        $0             $0
-------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                                                        $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                                                 $    496,687          $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                                                $ 78,864,376          $ 5,091,940         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                                                 $ 5,270,224         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES                                 $ 79,361,063          $10,362,164         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                                             $ 79,361,063          $ 5,138,256         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                                                          $61,741,245         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                                   ($12,069,827)        $0             $0
-------------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)                                                                $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                                                  $          0          $49,671,418         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                                                $ 79,361,063          $54,809,674         $0             $0
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         $         0         $0             $0
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================
                                                    Monthly Operating Report

------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-2
------------------------------------

------------------------------------
CASE NUMBER: 400-42145-BJH-11              02/13/95, RWD, 2/96
------------------------------------

------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------
                                                       MONTH                 MONTH          MONTH            QUARTER
                                                   ----------------------------------------------------
REVENUES                                            APRIL, 2001                                                TOTAL
-----------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                 $ 9,423,949                 $0             $0           $ 9,423,949
-----------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                      $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                    $ 9,423,949                 $0             $0           $ 9,423,949
-----------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                       $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                   $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                       $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                   $ 9,423,949                 $0             $0           $ 9,423,949
-----------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION                 $    26,667                 $0             $0           $    26,667
-----------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                            $     2,215                 $0             $0           $     2,215
-----------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                       $ 1,631,737                 $0             $0           $ 1,631,737
-----------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                   $   271,772                 $0             $0           $   271,772
-----------------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                            $11,637,568                 $0             $0           $11,637,568
-----------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                       $13,569,959                 $0             $0           $13,569,959
-----------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                               ($4,146,010)                $0             $0           ($4,146,010)
-----------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)               $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)              $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                               $   388,541                 $0             $0           $   388,541
-----------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                       $    51,138                 $0             $0           $    51,138
-----------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                   $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                            $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                    $   439,679                 $0             $0           $   439,679
-----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                              $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                              $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                            $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                  $         0                 $0             $0           $         0
-----------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                     ($1,834,276)                $0             $0           ($1,834,276)
-----------------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                              ($2,751,413)                $0             $0           ($2,751,413)
-----------------------------------------------------------------------------------------------------------------------

================================================================================

  ------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                   ACCRUAL BASIS-3
  ------------------------------------

  ------------------------------------
  CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
  ------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                               MONTH            MONTH             MONTH             QUARTER
                                                             --------------------------------------------------------------------
  DISBURSEMENTS                                                APRIL, 2001                                              TOTAL
  -------------------------------------------------------------------------------------------------------------------------------
  1.      CASH - BEGINNING OF MONTH                            $     3,462              $0                 $0        $     3,462
  -------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -------------------------------------------------------------------------------------------------------------------------------
  2.      CASH SALES                                           $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -------------------------------------------------------------------------------------------------------------------------------
  3.      PREPETITION                                          $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  4.      POSTPETITION                                         $10,875,495              $0                 $0        $10,875,495
  -------------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL OPERATING RECEIPTS                             $10,875,495              $0                 $0        $10,875,495
  -------------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -------------------------------------------------------------------------------------------------------------------------------
  6.      LOANS & ADVANCES (ATTACH LIST)                       $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  7.      SALE OF ASSETS                                       $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                                 ($10,872,034)             $0                 $0       ($10,872,034)
  -------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL NON-OPERATING RECEIPTS                        ($10,872,034)             $0                 $0       ($10,872,034)
  -------------------------------------------------------------------------------------------------------------------------------
  10.     TOTAL RECEIPTS                                       $     3,461              $0                 $0        $     3,461
  -------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL CASH AVAILABLE                                 $     6,923              $0                 $0        $     6,923
  -------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -------------------------------------------------------------------------------------------------------------------------------
  12.     NET PAYROLL                                                                                                $         0
  -------------------------------------------------------------------------------------------------------------------------------
  13.     PAYROLL TAXES PAID                                                                                         $         0
  -------------------------------------------------------------------------------------------------------------------------------
  14.     SALES, USE & OTHER TAXES PAID                                                                              $         0
  -------------------------------------------------------------------------------------------------------------------------------
  15.     SECURED / RENTAL / LEASES                                                                                  $         0
  -------------------------------------------------------------------------------------------------------------------------------
  16.     UTILITIES                                                                                                  $         0
  -------------------------------------------------------------------------------------------------------------------------------
  17.     INSURANCE                                                                                                  $         0
  -------------------------------------------------------------------------------------------------------------------------------
  18.     INVENTORY PURCHASES                                                                                        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  19.     VEHICLE EXPENSES                                                                                           $         0
  -------------------------------------------------------------------------------------------------------------------------------
  20.     TRAVEL                                                                                                     $         0
  -------------------------------------------------------------------------------------------------------------------------------
  21.     ENTERTAINMENT                                                                                              $         0
  -------------------------------------------------------------------------------------------------------------------------------
  22.     REPAIRS & MAINTENANCE                                                                                      $         0
  -------------------------------------------------------------------------------------------------------------------------------
  23.     SUPPLIES                                                                                                   $         0
  -------------------------------------------------------------------------------------------------------------------------------
  24.     ADVERTISING                                                                                                $         0
  -------------------------------------------------------------------------------------------------------------------------------
  25.     OTHER (ATTACH LIST)                                                                                        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  26.     TOTAL OPERATING DISBURSEMENTS                        $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -------------------------------------------------------------------------------------------------------------------------------
  27.     PROFESSIONAL FEES                                                                                          $         0
  -------------------------------------------------------------------------------------------------------------------------------
  28.     U.S. TRUSTEE FEES                                                                                          $         0
  -------------------------------------------------------------------------------------------------------------------------------
  29.     OTHER (ATTACH LIST)                                                                                        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  30.     TOTAL REORGANIZATION EXPENSES                        $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  31.     TOTAL DISBURSEMENTS                                  $         0              $0                 $0        $         0
  -------------------------------------------------------------------------------------------------------------------------------
  32.     NET CASH FLOW                                        $     3,461              $0                 $0        $     3,461
  -------------------------------------------------------------------------------------------------------------------------------
  33.     CASH - END OF MONTH                                  $     6,923              $0                 $0        $     6,923
  -------------------------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                   ACCRUAL BASIS-4
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
  ----------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULE               MONTH         MONTH         MONTH
                                                                                         -----------------------------------------
  ACCOUNTS RECEIVABLE AGING                                             AMOUNT             APRIL, 2001
  --------------------------------------------------------------------------------------------------------------------------------
  1.       0-30                                                       $21,518,319          $14,537,700     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------
  2.       31-60                                                      $14,127,296          $   538,479     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------
  3.       61-90                                                      $ 2,070,404          $   369,857     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------
  4.       91+                                                        $ 3,598,876          $ 6,932,739     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------
  5.       TOTAL ACCOUNTS RECEIVABLE                                  $41,314,895          $22,378,775     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------
  6.       AMOUNT CONSIDERED UNCOLLECTIBLE
  --------------------------------------------------------------------------------------------------------------------------------
  7.       ACCOUNTS RECEIVABLE (NET)                                  $41,314,895          $22,378,775     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH: APRIL, 2001
                                                                                                     -----------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                  0-30                   31-60                61-90          91+
  TAXES PAYABLE                                   DAYS                   DAYS                 DAYS           DAYS         TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  1.       FEDERAL                              $597,995                                                                 $597,995
  --------------------------------------------------------------------------------------------------------------------------------
  2.       STATE                                                                                                         $      0
  --------------------------------------------------------------------------------------------------------------------------------
  3.       LOCAL                                                                                                         $      0
  --------------------------------------------------------------------------------------------------------------------------------
  4.       OTHER (ATTACH LIST)                                                                                           $      0
  --------------------------------------------------------------------------------------------------------------------------------
  5.       TOTAL TAXES PAYABLE                  $597,995              $         0          $         0     $      0      $597,995
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
  6.       ACCOUNTS PAYABLE                     $712,600              $    29,988          $    17,782     $161,593      $921,963
  --------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                                                MONTH: APRIL, 2001
                                                                                                     -----------------------------
  --------------------------------------------------------------------------------------------------------------------------------
                                                                       BEGINNING            AMOUNT                        ENDING
                                                                          TAX            WITHHELD AND/      AMOUNT          TAX
  FEDERAL                                                             LIABILITY*          0R ACCRUED         PAID        LIABILITY
  --------------------------------------------------------------------------------------------------------------------------------
  1.       WITHHOLDING**                                              $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  2.       FICA-EMPLOYEE**                                            $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  3.       FICA-EMPLOYER**                                            $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  4.       UNEMPLOYMENT                                               $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  5.       INCOME                                                     $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  6.       OTHER (ATTACH LIST)                                        $   816,669          $   597,995     $816,669      $597,995
  --------------------------------------------------------------------------------------------------------------------------------
  7.       TOTAL FEDERAL TAXES                                        $   816,669          $   597,995     $816,669      $597,995
  --------------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  --------------------------------------------------------------------------------------------------------------------------------
  8.       WITHHOLDING                                                $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  9.       SALES                                                      $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  10.      EXCISE                                                     $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  11.      UNEMPLOYMENT                                               $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  12.      REAL PROPERTY                                              $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  13.      PERSONAL PROPERTY                                          $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  14.      OTHER (ATTACH LIST)                                        $         0                                        $      0
  --------------------------------------------------------------------------------------------------------------------------------
  15.      TOTAL STATE & LOCAL                                        $         0          $         0     $      0      $      0
  --------------------------------------------------------------------------------------------------------------------------------
  16.      TOTAL TAXES                                                $   816,669          $   597,995     $816,669      $597,995
  --------------------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Monthly Operating Report

  -------------------------------------
  CASE NAME:  KITTY HAWK CARGO, INC               ACCRUAL BASIS-5
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
  -------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                MONTH: APRIL, 2001
  -------------------------------------------------                                    -------------------------------------------
  BANK  RECONCILIATIONS

                                                         Account #1           Account #2           Account #3
  ---------------------------------------------------------------------------------------------------------------------------------
  A.          BANK:                                 Bank One
  ---------------------------------------------------------------------------------------------------------------------------------
  B.          ACCOUNT NUMBER:                              1559691298                                                TOTAL
  ---------------------------------------------------------------------------------------------------------------------------------
  C.          PURPOSE (TYPE):                       Operations Account
  ----------------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                              $  0                                                        $  0
  ----------------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                        $  0                                                        $  0
  ----------------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                            $  0                                                        $  0
  ----------------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                                 $423                                                        $423
  ----------------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                             $423                   $0                      $0           $423
  ----------------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN
  ----------------------------------------------------------------------------------------------------------------------------------


  -------------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------------------------------
                                               DATE OF                 TYPE OF                PURCHASE                CURRENT
  BANK, ACCOUNT NAME & NUMBER                 PURCHASE               INSTRUMENT                PRICE                   VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  7.      N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  8.
  ----------------------------------------------------------------------------------------------------------------------------------
  9.
  ----------------------------------------------------------------------------------------------------------------------------------
  10.
  ----------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                                $0                    $0
  ----------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                                   $6,500
  ----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                          $6,923
  ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

  --------------------------------------------
  CASE NAME:  KITTY HAWK CARGO, INC              ACCRUAL BASIS-6
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER:  400-42145-BJH-11                       02/13/95, RWD, 2/96
  --------------------------------------------

                                                       MONTH:  APRIL, 2001

  --------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  --------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------------------------
                                             INSIDERS
  ------------------------------------------------------------------------------------------------
                                          TYPE OF                AMOUNT           TOTAL PAID
                NAME                      PAYMENT                 PAID              TO DATE
  ------------------------------------------------------------------------------------------------
  1.   Toby Skaar                    Salary                       $26,667            $204,833
  ------------------------------------------------------------------------------------------------
  2.
  ------------------------------------------------------------------------------------------------
  3.
  ------------------------------------------------------------------------------------------------
  4.
  ------------------------------------------------------------------------------------------------
  5.
  ------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                                                $26,667            $204,833
  ------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------
                                                         PROFESSIONALS

  ---------------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                                        TOTAL
                                     ORDER AUTHORIZING           AMOUNT             AMOUNT            TOTAL PAID          INCURRED
                     NAME                 PAYMENT               APPROVED             PAID              TO DATE           & UNPAID *
  ---------------------------------------------------------------------------------------------------------------------------------
  1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
  ---------------------------------------------------------------------------------------------------------------------------------
  2.
  ---------------------------------------------------------------------------------------------------------------------------------
  3.
  ---------------------------------------------------------------------------------------------------------------------------------
  4.
  ---------------------------------------------------------------------------------------------------------------------------------
  5.
  ---------------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                                  $0              $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ---------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
  PROTECTION PAYMENTS
  ---------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY              PAID                TOTAL
                                                                PAYMENTS            DURING              UNPAID
                      NAME OF CREDITOR                            DUE                MONTH           POSTPETITION
  -------------------------------------------------------------------------------------------------------------------
  1.   National City Bank & Ft Wayne - Allen County             $183,367            $185,715                   $0
  -------------------------------------------------------------------------------------------------------------------
  2.   Ridgely - City of Philadelphia - PHL                     $ 26,274            $ 24,377                   $0
  -------------------------------------------------------------------------------------------------------------------
  3.   NY/NJ Airport Authority - EWR                            $ 28,437            $ 28,437                   $0
  -------------------------------------------------------------------------------------------------------------------
  4.   City of Los Angeles - LAX                                $ 22,494            $ 34,022                   $0
  -------------------------------------------------------------------------------------------------------------------
  5.   Airport Group Int'l - ATL                                $ 11,200            $ 11,200                   $0
  -------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                    $271,772            $283,751                   $0
  -------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ---------------------------------------------
   CASE NAME:  KITTY HAWK CARGO, INC              ACCRUAL BASIS-7
   ---------------------------------------------

   ---------------------------------------------
   CASE NUMBER:  400-42145-BJH-11                       02/13/95, RWD, 2/96
   ---------------------------------------------

                                                   MONTH: APRIL, 2001
                                                          ----------------------

   -------------------------------------------------
   QUESTIONNAIRE

   -------------------------------------------------------------------------------------------------------------------
                                                                                         YES               NO
   -------------------------------------------------------------------------------------------------------------------
   1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                   X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
   -------------------------------------------------------------------------------------------------------------------
   2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                     X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
   -------------------------------------------------------------------------------------------------------------------
   3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                              X
         LOANS) DUE FROM RELATED PARTIES?
    -------------------------------------------------------------------------------------------------------------------
   4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                             X
         THIS REPORTING PERIOD?
   -------------------------------------------------------------------------------------------------------------------
   5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                   X
         DEBTOR FROM ANY PARTY?
   -------------------------------------------------------------------------------------------------------------------
   6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
   -------------------------------------------------------------------------------------------------------------------
   7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                 X
         PAST DUE?
   -------------------------------------------------------------------------------------------------------------------
   8.    ARE ANY POSTPETITION REAL ESTATE  AXES PAST DUE?                                                   X
   -------------------------------------------------------------------------------------------------------------------
   9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
   -------------------------------------------------------------------------------------------------------------------
   10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                     X
         DELINQUENT?
   -------------------------------------------------------------------------------------------------------------------
   11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                    X
         REPORTING PERIOD?
   -------------------------------------------------------------------------------------------------------------------
   12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
   -------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------
   INSURANCE

   -------------------------------------------------------------------------------------------------------------------
                                                                                         YES               NO
   -------------------------------------------------------------------------------------------------------------------
   1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                      X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
   -------------------------------------------------------------------------------------------------------------------
   2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
   -------------------------------------------------------------------------------------------------------------------
   3.    PLEASE ITEMIZE POLICIES BELOW.
   -------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
   HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
   AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT PAYMENTS

   --------------------------------------------------------------------------------------------------------------------------------
                   TYPE OF                                                                                           PAYMENT AMOUNT
                    POLICY                            CARRIER                           PERIOD COVERED                 & FREQUENCY
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------
              SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------
 CASE NAME: Kitty Hawk Cargo, Inc.            FOOTNOTES SUPPLEMENT
------------------------------------

------------------------------------
 CASE NUMBER: 400-42145-BJH-11                ACCRUAL BASIS
------------------------------------

                                          MONTH:          APRIL, 2001
                                                   --------------------------

---------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER   LINE NUMBER                                  FOOTNOTE / EXPLANATION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              6                                   All Professional fees related to the Reorganization of the
---------------------------------------------------------------------------------------------------------------------------------
                                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
---------------------------------------------------------------------------------------------------------------------------------
                                                   Company). Refer to Case # 400-42141
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              7                                   All insurance plans related to the Company are carried
---------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              3                       3           The current general ledger system is not able to provide a detail of
---------------------------------------------------------------------------------------------------------------------------------
                                                   customer cash receipts segregated by prepetion accounts receivable
---------------------------------------------------------------------------------------------------------------------------------
                                                   and post petition accounts receivable. Therefore, cash receipts
---------------------------------------------------------------------------------------------------------------------------------
                                                   is provided in total for the month.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              3                       8           All cash received into the Company cash accounts is swept
---------------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account (see Case #400-42141).
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              3                       31          All disbursements (either by wire transfer or check), including payroll are
---------------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              4                       6           All assessment of uncollectible accounts receivable are done
---------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
---------------------------------------------------------------------------------------------------------------------------------
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
---------------------------------------------------------------------------------------------------------------------------------
                                                   as deemed necessary.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              4                       7           The A/R aging does not reconcile to the general ledger due to historical
---------------------------------------------------------------------------------------------------------------------------------
                                                   system problems.  In addition, A/R aging is for Trade A/R only.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              4                       6           Accounts payable on the aging are in the 60 and 90 day categories due to wire
---------------------------------------------------------------------------------------------------------------------------------
                                                   transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
---------------------------------------------------------------------------------------------------------------------------------
                                                   aging and invoices on Kitty Hawk Cargo Aging. Company is working on
---------------------------------------------------------------------------------------------------------------------------------
                                                   clearing these items.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              4                       1           Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
---------------------------------------------------------------------------------------------------------------------------------
                                                   Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
              6                    Insiders       Payments to insiders include a portion of the Court approved retention
---------------------------------------------------------------------------------------------------------------------------------
                                                   payments in the month of January.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                                                   APRIL, 2001

ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                                                               $ 29,684,428  Reported
                                                                   ---------------------------------
           Net of all I/C Accts Receivable/Payable                                        29,444,214
           Intangibles - Other                                                               154,458
           Deposits                                                                           85,756
                                                                   =================================
                                                                                          29,684,428  Detail
                                                                   ---------------------------------
                                                                                                   -  Difference
                                                                   ---------------------------------

22.   OTHER (ATTACH LIST)                                                               $ (6,743,866) Reported
                                                                   ---------------------------------
           Accrued Liabilities                                                             1,392,506
           Accrued Salaries & PR Taxes                                                             -
           Less:  FET Taxes Payable (Line 18)                                               (597,995)
           Post-petition Fed Inc Tax                                                      (7,538,377)
                                                                   ---------------------------------
              *** FET recorded in Taxes Payable                                           (6,743,866) Detail
                                                                   ---------------------------------
                                                                                                   -  Difference
                                                                   ---------------------------------

27.   OTHER (ATTACH LIST)                                                               $  5,270,224  Reported
                                                                   ---------------------------------
           Pre-petition Fed Inc Tax                                                        4,022,982
           Pre-petition Deposits                                                             479,840
           Pre-petition Taxes Other                                                                -
           Pre-petition Accrued Liabilities                                                  767,402
                                                                   ---------------------------------
                                                                                           5,270,224  Detail
                                                                   ---------------------------------
                                                                                                   -  Difference
                                                                   ---------------------------------

ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                                                                $11,637,568  Reported
                                                                   ---------------------------------
             Aircraft Costs                                                                2,272,631
             I/C Aircraft Costs (KHA)                                                      4,637,754
             KHC Ground Handling (Operations Payroll)                                        807,241
             Outstation Ground Handling                                                    1,025,808
             Trucking Costs                                                                  382,566
             Fuel                                                                          2,373,182
             Contract Labor                                                                        -
             Other                                                                           138,386
                                                                   ---------------------------------
                                                                                          11,637,568  Detail
                                                                   ---------------------------------
                                                                                                   -  Difference
                                                                   ---------------------------------

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                                (10,872,034) Reported
                                                                   ---------------------------------
           Transfer to Inc - all money sweeps                                            (10,872,034) Detail
                                                                   ---------------------------------
              to KH Inc. Case #400-42141                                                           -  Difference
                                                                   ---------------------------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                                                  1,414,664  Reported
                                                                   ---------------------------------
           FET (720) 3/01-15/01 Pd 4/11                                                   367,649.80
           FET (720) 3/16-31/01 Pd 4/25                                                   398,539.81
           FET (720) Refund - Reconciling Item                                             50,479.39
           FET (720) 3/01-31/01                                                           597,995.00
                                                                                          ----------
                                                                   ---------------------------------
                                                                                           1,414,664  Detail
                                                                   ---------------------------------
                                                                                                   -  Difference
                                                                   ---------------------------------